Exhibit 10.1

FIRST AMENDMENT TO REVENUE LOAN AND SECURITY AGREEMENT

This first amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated December 3, 2021 (the “Agreement”), by and among Sidus Space, Inc., a Delaware corporation (the “Company”), Carol Craig (the “Key Person”), the Guarantors identified on the signature pages to the Agreement, and Decathlon Alpha IV, L.P., a Delaware limited partnership (“Lender”), is effective November 16, 2023 (the “First Amendment Date”). Unless otherwise defined herein, all capitalized terms have the meanings given to them in the Agreement.

The parties are entering into this Amendment to document certain changes to the Company’s obligations under the Agreement.

1. Amendments.

1.1. Fixed Monthly Payments. A new Section 2.3(e) is hereby added to the Agreement:

Fixed Monthly Payments. Notwithstanding Section 2.3(b), the amount of the monthly payment due on each Payment Date beginning December 15, 2023 and continuing until maturity or earlier prepayment in full shall be the applicable Projected Payment shown on the attached Schedule 2.3(b)(2).

1.2. Definitions. The following definition is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means the earliest of: (i) December 9, 2024, (ii) immediately prior to a Change of Control, and (iii) acceleration of the Obligations as provided in Article 7.

1.3. Modification of IRR. In the event all Obligations under that certain Revenue Loan and Security Agreement between Craig Technical Consulting, Inc. and Lender dated January 9, 2019, as amended, are paid in full on or before December 15, 2023, the XIRR Target shall be modified from 34% to 31.96%.

1.4. Schedule 2.3(b)(2). An amended and restated Schedule 2.3(b)(2) to the Agreement is attached hereto as Schedule 2.3(b)(2).

2. Transaction Costs. Pursuant to Section 12.7 of the Agreement and in connection with this Amendment, the Company will reimburse Lender for all fees and expenses incurred by Lender relating to this Amendment.

3. No Other Changes. In all other respects, the Agreement shall remain in full force and effect. This Amendment may be executed in counterparts with each such counterpart constituting an original and all counterparts together being deemed one agreement of the parties. Any copy of this Amendment executed or delivered by facsimile or other form of electronic transmission shall be deemed an original for all purposes.

[Signature Page Follows]

The parties have executed this Amendment as of the First Amendment Date.

COMPANY:

SIDUS SPACE, INC.

By:
Carol Craig, CEO

LENDER:

DECATHLON ALPHA IV, L.P.

By:	Decathlon Alpha GP IV, LLC
Its:	General Partner

By:
John Borchers, Managing Director

KEY PERSON:

By:
Carol Craig

GUARANTOR:

CRAIG TECHNICAL CONSULTING, INC.

By:
Carol Craig, CEO

[Signature Page to First Amendment to Revenue Loan and Security Agreement]

-2-